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                                                                EXHIBIT 10.24(b)



                             STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                            MILLENNIUM CHEMICALS INC.

                         LONG TERM STOCK INCENTIVE PLAN

                  AGREEMENT, dated as of ____________, 200_ by and between Millennium Chemicals Inc. (the "Company") and {{First}} {{Last}} (the "Participant").

                              Preliminary Statement

                  The Compensation Committee of the Board of Directors of the Company (the "Committee"), pursuant to the Millennium Chemicals Inc. Long Term Stock Incentive Plan (the "Plan"), has, subject to entering into this Agreement, granted (as of the date of this Agreement) to the Participant, as an Eligible Employee of the Company or a Designated Subsidiary, a Non-Qualified Stock Option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The parties hereto desire to enter into this Agreement in order to set forth the terms of the Option. A copy of the Plan has been delivered to the Participant, as well as a Plan prospectus. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and the prospectus and agrees to comply with the Plan, this Agreement and all applicable laws and regulations.

                  Accordingly, the parties hereto agree as follows:

                  1. Tax Matters. No part of the Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. Grant of Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted an Option to purchase from the Company up to {{shares}} shares of Common Stock, at a price per share of $_____.

                  3. Exercise. (a) Except as set forth Section (b), (c) and (d) below, the Option shall become exercisable and fully vested on the third anniversary of the date of this Agreement, provided the Participant has not incurred a Termination of Employment prior to that date (the "Vesting Date"). To the extent that the Option has become exercisable, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Section 6.3(d) of the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be promulgated by the Committee.

                           (b) There shall be no proportionate or partial
vesting in the period prior to the Vesting Date and all vesting shall occur only on the Vesting Date, provided that, if the Participant's employment with the Company and its Designated Subsidiaries (collectively, the Company and all Designated Subsidiaries shall be hereinafter referred to as the "Employer" and no Termination of Employment shall be deemed to take place unless the Participant is no longer employed by any Employer) terminates prior to the Vesting Date by reason of death, Disability, a termination by the Employer without








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Cause, or a termination by the Participant for Good Reason, the Option shall become exercisable and fully vest on the date of such termination.

                           (c) If the Participant retires voluntarily (provided
that no Cause event has occurred prior thereto) or involuntarily (other than for Cause) at or after the Participant's fifty-fifth birthday with ten (10) or more years of service with the Employer or a predecessor (including, without limitation, Hanson Industries) or at or after the Participant's fiftieth birthday with fifteen (15) years of service with the Employer or a predecessor and, in the case of voluntary retirement, the Participant gives the Company at least twelve (12) months prior written notice of such retirement, all unvested portions of the Option granted to the Participant shall fully vest on the date of such retirement.

                           (d) Upon the occurrence of a Change in Control (as
defined in the Plan), the Option shall immediately become exercisable with respect to all shares of Common Stock subject thereto.

                           (e) Except as specifically set forth in this
Agreement, vesting and the right to exercise shall occur and terminate in accordance with the Plan.

                  4. Option Term. Unless terminated as provided below or otherwise pursuant to the Plan, the Option shall expire ten (10) years after the grant of the Option.

                  5. Termination of Employment. In the event of termination of employment with the Employer the Option, to the extent exercisable, shall expire on the earlier of (x) ten (10) years after the grant of the Option, or (y) (A) one (1) year after such termination if such termination is the result of death, Disability, termination without Cause, termination for Good Reason, or the Participants' retirement in accordance with Section 3(c) above, (B) the day before the date of termination if the termination is a voluntary resignation not covered by (A) above, or (C) the day before the date a notice of termination for Cause is given to the Participant if the termination is a termination for Cause. The foregoing provision shall be a determination of alternative termination provisions at the time of grant by the Committee that shall, to the extent permitted under Section 6.4 of the Plan, modify the standard option termination provisions of such section.

                  6. Restriction on Transfer of Option. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any other attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

                  7. Rights as a Stockholder. The Participant shall not have any rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.



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                  8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

                  9. Notices. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify by sending notice to the appropriate address set forth below):

                  If to the Company or the Employer, to:

                           Millennium Chemicals Inc.
                           230 Half Mile Road
                           Red Bank, New Jersey  07701
                                  Attn: Senior Vice President, General Counsel and Secretary

                           If to the Participant, to the last address for the Participant in the personnel records of the Company.

                  10. No Obligation to Continue Employment. This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer's right to terminate or modify the Participant's employment or compensation.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                    MILLENNIUM CHEMICALS INC.

                                    By:
                                       ---------------------------------------
                                       Authorized Officer

                                    ------------------------------------------
                                    {{First}} {{Last}}

                                    Social Security No:  {{ssno}}
                                    Address:  {{Address1}}

                                              {{Address2}}





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